UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2024

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On Aug. 9, 2024, the Board of Directors (the "Board") of Centene Corporation (the "Company") increased the size of the Board from 10 to 11 and elected Thomas Greco to the Board to fill the resulting vacancy, with a term expiring at the Company's 2025 annual meeting of stockholders.

Mr. Greco previously served as Director, President, Chief Executive Officer (CEO) of Advance Auto Parts, Inc., from April 2016 to September 2023. Prior to that, Mr. Greco served as CEO, Frito-Lay North America, a unit of PepsiCo, Inc., a leading global food and beverage company from 2011 to 2016. In this role, he was responsible for overseeing PepsiCo's snack and convenient foods business in both the U.S. and Canada. He served for 30 years in roles of increasing responsibility at PepsiCo. He also currently serves on the Board of Directors of public consumer goods company Tapestry, Inc., the Sabra Dipping Company LLC and the non-profit American Heart Association.

Mr. Greco will participate in the Company's standard non-employee director compensation program as described in the Company's proxy statement filed with the SEC on March 28, 2024.

There are no arrangements or understandings pursuant to which Mr. Greco has been elected as a director of the Company. There are no family relationships between Mr. Greco and any director or executive officer of the Company. There are no related party transactions in respect of the Company of the kind described in Item 404(a) of Regulation S-K in which Mr. Greco was a participant.

ITEM 7.01 REGULATION FD DISCLOSURE

A copy of the press release announcing the events described in Item 5.02 above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated Aug. 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	August 15, 2024	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel